                             MONEY MARKET PORTFOLIO

                          GOAL -- HIGH CURRENT INCOME,
                     PRESERVATION OF CAPITAL AND LIQUIDITY

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Travelers"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Travelers.

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May 1, 2001

TABLE OF CONTENTS

Goals and Investments..................    2

Fund Performance.......................    2

Investments and Practices..............    3

Management.............................    4

     Investment Adviser................    4

     Portfolio Manager.................    5

Legal Proceedings......................    5

Shareholder Transactions and Pricing...    5

Tax Consequences of Dividends and
  Distributions........................    6
Financial Highlights...................    7

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             MONEY MARKET PORTFOLIO

                             Goals and Investments

                                                INVESTMENT ADVISER:  Travelers
                                                Asset
                                                     Management International
                                                     Company LLC ("TAMIC")

                                                PORTFOLIO MANAGER:  Emil
                                                Molinaro, Jr.
FUND'S OBJECTIVE:     High current return,
                      preservation of capital
                      and liquidity

KEY INVESTMENTS:      Money market instruments

SELECTION PROCESS: The Fund is a "money market" fund that invests in high quality U.S. dollar denominated money market instruments. High quality instruments generally are rated in the highest rating category by national ratings agencies or are deemed comparable. Eligible securities must have a remaining maturity of 13 months or less (subject to certain exceptions). The Fund's portfolio manager selects from investments which include, but are not limited to:

- U.S. government securities, which include obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and government-sponsored enterprises
- repurchase agreements backed by U.S. government securities
- short-term corporate securities
- prime commercial paper, including variable rate master demand notes
- CDs and bankers' acceptances of FDIC-insured banks, including U.S. banks, U.S. branches of foreign banks, and foreign branches of U.S. banks

PRINCIPAL RISKS: The Fund seeks to preserve the value of your investments at $1.00 per share, although it is possible for investors to lose money. The Fund could underperform other short-term investments or money market funds if interest rates rise sharply, or if an issuer of the Fund's securities defaults or has its credit rating downgraded and fails to perform as expected.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. Past performance can give some indication of the Fund's risk, but does not guarantee future results. To obtain the current 7-day yield, you may call 1-800-842-9368.

     YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

[% TOTAL RETURNS BAR GRAPH]

                                                               YEAR-BY YEAR % TOTAL RETURNS AS OF 12/31
                                                               ----------------------------------------
'91                                                                              6.50
'92                                                                              3.22
'93                                                                              2.14
'94                                                                              2.78
'95                                                                              4.17
'96                                                                              4.20
'97                                                                              5.03
'98                                                                              5.08
'99                                                                              4.96
'00                                                                              6.18

Best Quarter:                           (4th '91)                          8.47%
Worst Quarter:                          (1st '94)                          0.38%

                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

  1 Year       5 Year       10 Year
  ------       ------       -------
  6.18%        5.04%         4.48%

                           INVESTMENTS AND PRACTICES

The Fund invests in various instruments subject to its investment policy and Rule 2a-7 of the Investment Company Act. The Fund may invest in all of the following or other similar instruments, as described on page 2 of this prospectus and in the Statement of Additional Information ("SAI"). For a free copy of the SAI, see the back cover of this prospectus.

COMMERCIAL PAPER AND
SHORT-TERM CORPORATE DEBT      Commercial paper is short-term unsecured
                               promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months.
                               Short-term corporate debt that the Fund may purchase includes notes and bonds issued by corporations to finance longer-term credit needs.
                               These debt securities are issued with maturities of more than 9 months. The Fund may purchase short-term corporate debt with a remaining maturity of 397 days or less at the time of purchase.

U.S. GOVERNMENT MONEY MARKET
SECURITIES                     These are short-term debt instruments issued or
                               guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States back not all U.S.
                               government securities. For example, its right to borrow money from the U.S. Treasury under certain circumstances supports U.S. government securities such as those issued by Fannie Mae. Other U.S.
                               government securities, such as those issued by the Federal Farm Credit Banks Funding
                               Corporation, are supported only by the credit of the entity that issued them.

CREDIT AND LIQUIDITY
ENHANCEMENTS                   Enhancements include letters of credit,
                               guarantees, puts and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. Credit and liquidity enhancements are designed to enhance the credit quality of an instrument to eligible security status. However, they expose the Fund to the credit risk of the entity providing the credit or liquidity enhancement. Changes in the credit quality of the provider could affect the value of the security and the Fund's share price.

PUT FEATURES                   These entitle the holder to put or sell a
                               security back to the issuer or another party who issued the put. Demand features, standby commitments, and tender options are types of put features. In exchange for getting the put, the Fund may accept a lower rate of interest. The
                               Fund evaluates the credit quality of the put provider as well as the issuer, if a different party. The put provider's creditworthiness affects the credit quality of the investment.

VARIABLE AND FLOATING RATE
SECURITIES                     These securities have interest rates that adjust
                               periodically, which may be either at specific intervals or whenever an external benchmark rate changes. Interest-rate adjustments are designed to help maintain a stable price for the security.

REPURCHASE AGREEMENTS          These permit the Fund to buy a security at one
                               price and, at the same time, agree to sell it back at a higher price. Delays or losses to the Fund could result if the other party to the agreement defaults or becomes insolvent.

RISK FACTORS

Corporate debt securities held by the Fund may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Fund's short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Fund's securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Fund's investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

Fund investments may be unprofitable in a time of sustained high inflation. In addition, the Fund's investments in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks involve somewhat more risk, but also more potential reward, than investments in comparable domestic obligations.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup, Inc. TAMIC also acts as an investment adviser or subadviser for:

     -  other investment companies used to fund variable products

     -  individual and pooled pension and profit-sharing accounts

     - domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

     -  nonaffiliated insurance companies

For the year ended December 31, 2000, the Fund paid TAMIC an advisory fee at the annual rate of 0.3233% of the Fund's average daily net assets. This percentage also reflects the maximum advisory fee payable to TAMIC.

PORTFOLIO MANAGER

Mr. Emil J. Molinaro Jr. has served as the Fund's day-to-day portfolio manager since March, 1995. Mr. Molinaro is currently a Vice President of The Travelers Insurance Company's Securities Department. For the past seven years, he has managed short term investment portfolios backing various insurance company products, and is currently responsible for managing the Travelers Money Market Pool.

                               LEGAL PROCEEDINGS

There are no material legal proceedings affecting the Fund, and it has been advised by TAMIC that TAMIC has no material pending legal proceedings affecting it.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Travelers. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The Fund's policy is to try to maintain a stable net asset value of $1.00 per share. To help achieve this policy, the Fund uses amortized-cost method for valuing the securities that it owns in accordance with the requirements of Rule 2a-7 under the 1940 Act. Under amortized-cost methodology, securities are valued based on the Fund's acquisition cost, adjusted for amortization of premium or accretion of discount, which is an approximation of market value of the securities.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the New York Stock Exchange ("the Exchange") on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

                TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are distributed in cash or reinvested in additional Fund shares, without a sales charge. The Trust expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                             MONEY MARKET PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total return in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2000, 1999, 1998 and 1997 was audited by KPMG LLP, independent auditors, whose report and the Fund's financial statements are included in the annual report to shareholders, which is available upon request. Other independent auditors audited the information for the period ended December 31, 1996.

                                                    YEARS ENDED DECEMBER 31,
                                                  ----------------------------
                                                    1999      1998      1997       1996
                                         2000     --------   -------   -------   --------
Net Asset Value, Beginning of Year...  $   1.00   $   1.00   $  1.00   $  1.00   $   1.00
  Net Investment Income(1)...........     0.060      0.049     0.049     0.049     0.0412
  Distributions from net investment
  income.............................    (0.060)    (0.049)   (0.049)   (0.049)   (0.0412)
Net Asset Value, End of Year.........  $   1.00   $   1.00   $  1.00   $  1.00   $   1.00
                                       --------   --------   -------   -------   --------
TOTAL RETURN.........................      6.18%      4.96%     5.08%     5.03%      4.20%
Net Assets, End of Year (000's)......  $147,117   $119,970   $42,069   $13,494   $  3,543
RATIOS TO AVERAGE NET ASSETS:
  Expenses(1)(2).....................      0.40%      0.37%     0.65%     0.57%      0.78%
  Net investment income..............      6.04%      4.96%     5.37%     5.03%      3.72%

(1) Travelers Insurance reimbursed the Portfolio for $47,023, $85,612, $31,300 and $43,376 in expenses for the years ended December 31, 2000, 1999, 1997 and 1996, respectively. If expenses were not reimbursed, the per share decreases to net investment income would have been $0.000, $0.001, $0.002 and $0.02, respectively, and the actual expense ratios would have been 0.44%, 0.50%, 1.39% and 1.71%, respectively.

(2) For the years ended December 31, 2000 and 1999, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%

                             MONEY MARKET PORTFOLIO

Investors who want more information about a Fund can obtain a SAI which provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about a Fund's investments is available in its annual and semi-annual reports to shareholders. A Fund's annual report provides a discussion of the market conditions and investment strategies that particularly impact the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the fund, do one of the following:
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
             WRITE -- ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
--------------------------------------------------------------------------------
                 ACCESS THE SEC'S WEBSITE -- http://www.sec.gov

Investors may, for a fee, get text-only copies of the above documents from the SEC Public Reference Room at 1-800-SEC-0330 or write to the SEC Public Reference Room, Washington, DC 20549-6009.

(1940 Act # 811-3274)

L-11170